Raymond James 27 th Annual Institutional Investors Conference March 6, 2006 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of
1934, as amended, and are subject to risks, uncertainties, and other factors that could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following:  the effects of economic conditions, competition, programming availability and quality, technological developments, developmental difficulties and delays, the availability of capital to finance growth, the impact of government regulations, and other factors detailed, from time to time, in the Company’s filings with the Securities and
Exchange Commission.  These forward-looking statements speak only as of the date of this presentation.  The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-
looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with U.S. generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Note Regarding Forward Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such.  The words
“anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,”
“targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements.  Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.  Many of these risks are beyond our ability to control or predict.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this presentation.  Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made.  We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

4 Senior Management Representatives Jim Quarforth Chief Executive Officer Mike Moneymaker Chief Financial Officer

Company Overview

Regionally-Focused Service Provider
Average of 24.0 MHz of spectrum
5.0 million covered POPs
336K
(1)
NTELOS subscribers
Sprint Nextel home/travel subscribers
Exclusive long-term Sprint Nextel agreement
19% YoY Revenue growth
40% YoY Adjusted EBITDA growth
32% YTD Adjusted EBITDA margin
Accelerating free cash flow
47K RLEC lines, 90% DSL coverage
45K CLEC lines, 99% commercial or institutional
13K broadband ports
1,900 mile fiber-optic network
57% YTD Adjusted EBITDA margin
Substantial free cash flow
Wireless
Wireline
Other NTELOS Retail Territories
NTELOS Retail / Sprint Nextel Wholesale Territories
Norfolk
Outer Banks
Washington, DC
Martinsville
Roanoke
Richmond
Charleston
Hagerstown
Morgantown
Winchester
Clarksburg-
Elkins
Bluefield
Beckley
Staunton-
Waynesboro
Charlottesville
Fredericksburg
Lynchburg
Huntington
Ashland
Harrisonburg
Fairmont
Danville
CLEC and Internet
RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Greensboro, NC
Columbus, OH
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesbor
o
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
Note: YTD for the nine months ended September 30, 2005. YoY compares nine months ended September 30, 2005 to comparable period in 2004.
(1) As of December 31, 2005

Focused on Growth Opportunities
($ in millions)
Total Revenue Total Adjusted EBITDA
Strong financial performance
$289
$255
$342
$308
$279
$225
0
100
200
300
400
$500
2001 2002 2003 2004 9 mo
2004
9 mo
2005
$110
$66
$20
$90
$121
$87
0
50
100
150
$200
2001 2002 2003 2004 9 mo
2004
9 mo
2005

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
National and Regional
Hybrid Pay-In-Advance
Or Pay-As-You-Go

$138
$167
$183
$136
$161
$34
$33
$52
$38
$46
$172
$200
$235
$174
$207
0
50
100
150
200
250
300
$350
2002 2003 2004 9 mo
2004
9 mo
2005
Retail   Wholesale
Adjusted EBITDA/Margin % Revenue
High Growth/High Margin Wireless Operations
($ in millions)
$68
$15
$33
$66
$48
17%
28%
9%
32%
27%
0
20
40
60
80
$100
2002 2003 2004 9 mo
2004
9 mo
2005

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“The Most Minutes Across Town and Across America”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
70 branded retail locations
Reinforced by regional wireline presence
National coverage through Sprint Nextel strategic network alliance
Sprint Nextel alliance provides national roaming
Improves economics for NTELOS national rate plans
Focus on higher value rate plans
Emphasis on Post-Pay and nAdvance spending limit plans
Expansion of data products and services

Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
$47.73
$50.70
$1.72
$0.24
$52.42
$47.97
40
50
$60
9 mo
2004
9 mo
2005
Voice   Data
336
302
250
300
350
12/31
2004
12/31
2005

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Paid in Advance Service
No Credit Check
1-Year Service Agreement
Fixed Buckets of Minutes
Long Distance, Features Available
Description Products
PostPay
(“HomeFree
SM
”)
Pay in Advance
(“nAdvance”)
PrePay
(“nStant Minutes”)
Traditional PrePay
No Service Agreement
76% of Total Subs
$54.40 YTD ARPU
22% of Total Subs
2% of Total Subs

$17.59
$22.46
$29.96
$30.38
$47.97
$52.42
0
10
20
30
40
50
$60
9 mo 2004 9 mo 2005
ARPU and Scale Drive Profit per Subscriber
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU / Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
Operating costs include wholesale costs; understates profit per retail customer.
Cash Cost / Subscriber
(1)
52%
49%
45%
42%
30
40
50
60%
2002 2003 2004 9 mo
2005
Cash Profit / Subscriber

Extensive Retail Presence
Direct Distribution Model Improves Customer Satisfaction
CPGA ($) / Churn (%)
CPGA   Total Churn   PostPay Churn
$382
$362
3.1%
3.3%
2.3% 2.3%
200
300
400
$500
9 mo
2004
9 mo
2005
0
2
4
6
8%
14
7
20
23
28
27
5
11
4
6
16
26
5
8
8
6
17
17
19
24
37
50
70
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA

Well Positioned Competitively
Value
National
Full Range
Comparative Regional Geographic Coverage
best. value. wireless.
Price
Position
NTELOS has the best regional coverage and offers the best value.

Wireless Wholesale Revenue
Strategic Network Alliance Leverages NTELOS’ Network
Began with Horizon PCS in 1999
Sprint Nextel acquired 97K
Horizon subscribers in July 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream
$34
$33
$52
$38
$46
0
20
40
60
$80
2002 2003 2004 9 mo
2004
9 mo
2005

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate with 3-year price protection
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB with 2-year price protection
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Reciprocal voice and data roaming rates
No capital / technology upgrade requirements
“Most Favored Nation” pricing on long distance rates

Established, Stable Wireline Business
100 year history
47K access lines / 13K broadband ports
90% DSL coverage
Strong brand and service reputation
RLEC
45K access lines / 13K broadband ports
99% commercial/institutional customers
On-net (“Edge Out”) strategy
Customer focus on Healthcare,
Education and Government
Network/CLEC/ISP
Greensboro, NC
1,900 mile fiber-optic network
High margin revenues
Wholesale
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesboro
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
Note: As of September 30, 2005.

Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
$42
$48
$53
$56
$42
$39
$50
$50
$49
$37
0
25
50
75
100
$125
2002 2003 2004 9 mo
2004
9 mo
2005
RLEC   Competitive
$98
$103
$105
$79 $81
$46
$44
$59
$58
$50
56% 56%
51%
57%
55%
0
10
20
30
40
50
60
$70
2002 2003 2004 9 mo
2004
9 mo
2005

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, MCI, Qwest, US Cellular,
Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 90% of footprint
Rapid Cable offers only broadband service in Alleghany County
Adelphia offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Sprint Nextel
CLEC competition mainly from TelCove and Fibernet
Majority of CLEC customers are subject to multi-year agreements

Financial Overview

$127
$172
$200
$235
$174
$207
$88
$98
$104
$105
$79
$81
0
100
200
300
400
$500
2001 2002 2003 2004 9 mo
2004
9 mo
2005
Wireless CAGR = 19%
Wireline CAGR  =   2%
Wireless CAGR = 23%
Wireline CAGR  =   6%
$308
$342
$225
$279
$289
Total Revenue
Wireless Drives Revenue Growth
Wireless   Wireline   Other
($ in millions)
$255

Total Adjusted EBITDA
Wireless Growth Enhances EBITDA/Margin Growth
$87
$121
$66
$90
Wireless   Wireline   Other
($ in millions)
$110
Consol. Adjusted EBITDA Margin %
(1)
(1)
(1) 2001–2004 CAGR.
38%
35%
35%
28%
23%
0
10
20
30
40
50%
2002 2003 2004 9 mo
2004
9 mo
2005
$66
$48
$68
$15
$33
$58
$50
$59
$44
$46
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 9 mo
2004
9 mo
2005
Wireless CAGR =  40%
Wireline CAGR  =    4%
Wireless CAGR =  111%
Wireline CAGR  =    8%

Consolidated CapEx
Accelerating Consolidated Free Cash Flow
$21
$40
$36
$37
$49
$21
$17
$19
$20
$3
$4
$6
$8
0
20
40
60
80
100
$120
2002 2003 2004 2005P
$89
$60
$59
$73
Consol. Adjusted EBITDA – CapEx
($ in millions)
Wireless   Wireline   Discretionary   Other
($8)
$29
$61
$58
$21
(20)
0
20
40
60
80
$100
2002 2003 2004
Discretionary CapEx
$79
2005P
(1)
(1) Based on 9 months 2005 annualized Adjusted EBITDA less CAPEX for the year

Pro Forma Capitalization
(1) Adjusted EBITDA as of 9/30/05, annualized.
($ in millions)
Actual Pro Forma
12/31/2005 12/31/2005
Cash $28 $31
OpCo Debt $622 $622
HoldCo Debt 134 0
Total Debt $756 $622
Net Debt $728 $591
Net Debt / Adjusted EBITDA
(1)
4.0x

Adjusted EBITDA Reconciliation
(dollars in millions)
9 months ended
Consolidated 2001 2002 2003 2004 9/30/04 9/30/05
Operating Income ($30) ($416) $14 $55 $41 $40
Capital and Operational Restructuring Charges 0 4 2 1 0 16
Accretion of Asset Retirement Obligation 0 0 1 1 1 1
Asset impairment charges 0 403 1 0 0 0
Gain on sale of assets (32) (8) 0 0 0 (9)
D&A 82 83 70 65 48 61
Non-cash Compensation Charge 0 0 0 0 0 2
Adjusted EBITDA $20 $66 $87 $121 $90 $110
Wireless
Operating Income ($410) ($15) $21 $15 $25
Accretion of Asset Retirement Obligation 0 1 1 0 1
Asset impairment charges 367 0 0 0 0
Gain on sale of assets (3) 0 0 0 0
D&A 61 48 45 32 42
Adjusted EBITDA $15 $33 $66 $48 $68
Wireline
Operating Income $11 $37 $39 $29 $28
Accretion of Asset Retirement Obligation 0 0 0 0 0
Asset impairment charges 21 0 0 0 0
Gain on sale of assets 0 0 0 0 0
D&A 18 21 20 15 18
Adjusted EBITDA $50 $58 $59 $44 $46

ARPU Reconciliation
(dollars in thousands, other than ARPU data)
Year Ended
December 31, 2004
2004 2005
Wireless communications revenues 234,682 $                     173,843 $               207,154 $
Less: Equipment revenues from sales to new customers (10,195)                        (7,744)                     (9,178)
Less: Equipment revenues from sales to existing customers (2,145)                          (1,492)                     (2,668)
Less: Wholesale revenues (51,581)                        (37,506)                    (45,768)
Plus (Less): Other revenuess and adjustments (823)                             (922)                        934
Wireless gross subscriber revenues 169,938 $                     126,179 $               150,474 $
Less:  Paid in advance and prepay subscriber revenues (37,358)                        (28,794)                    (31,183)
Plus (Less): adjustments 80                                268                         (1,072)
Wireless gross PostPay subscriber revenues 132,660 $                     97,653 $                 118,219 $
Average subscribers 293,219                        292,252                  318,923
ARPU $48.30 $47.97 $52.42
Average PostPay subscribers 219,382                        216,668                  241,468
PostPay ARPU $50.39 $50.08 $54.40
Wireless gross subscriber revenues 169,938 $                     126,179 $               150,474 $
Less: Wireless voice and other feature revenues (168,678) (125,557) (145,549)
Wireless data revenues 1,260 $                         622 $                       4,925 $
Average subscribers 293,219                        292,252                  318,923
Total Data ARPU 0.36 $                          0.24 $                      1.72 $
Nine Months Ended September 30,

CPGA Reconciliation
(dollars in thousands, other than CPGA data)
Year Ended
December 31, 2004
2004 2005
Cost of wireless sales 47,802 $                      35,411 $             42,927 $
Less: access, roaming, and other cost of sales (26,363) (19,732) (23,696)
Merchandise cost of sales
$                      21,439 $             15,679 $              19,231
Customer operations 82,812 $                      62,329 $             66,224 $
Less Wireline and other segment expenses
(13,700) (11,794) (10,469)
Less: Wireless customer care, billing, bad debt
and other expenses
(29,344) (21,981) (24,243)
Sales and marketing
$                      39,768 $             28,554 $              31,512
Merchandise cost of sales
$                      21,439 $             15,679 $              19,231
Sales and marketing
39,768 28,554 31,722
Less: Equipment revenues from sales to new customers
(10,195) (7,744) (9,178)
Total CPGA costs
$                      51,012 $             36,489 $              41,775
Gross subscriber additions 133,417 95,517 115,541
CPGA
$                          382 $                   382 $                   362
Nine Months Ended September 30,

CCPU Reconciliation
(dollars in thousands, other than CCPU data)
Year Ended
December 31, 2004
2004 2005
Maintenance and support 62,929 $                    46,957 $              48,623 $
Less Wireline and other segment expenses (30,465) (22,798) (22,124)
Wireless maintenance and support 32,464 $                    24,159 $              26,499 $
Corporate operations 26,942 $                    20,139 $              22,138 $
Less Wireline, other segment, and corporate expenses (7,522) (4,622) (7,906)
Wireless corporate operations 19,420 $                    15,517 $              14,232 $
Wireless maintenance and support 32,464 $                    24,159 $              26,499 $
Wireless corporate operations 19,420 15,517 14,232
Wireless customer care, billing, bad debt and other expenses 29,344 21,981 24,243
Wireless access, roaming, and other cost of sales 26,363 19,732 23,696
Equipment revenue from sales to existing customers (2,145) (1,492) (2,668)
Total CCPU costs 105,446 $                 79,896 $              86,003 $
Average subscribers 293,219                     292,252               318,923
Cash Cost Per User (CCPU) 29.97 $                     30.38 $                29.96 $
Nine Months Ended September 30,

Raymond James 27 th Annual Institutional Investors Conference March 2006